Annual Report 2001








                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund
                                                                  March 31, 2001















         [LOGO]

BROWN CAPITAL MANAGEMENT



         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

         For more information about the Funds, including charges and expenses, call the Funds for a free prospectus. You should read the prospectus carefully before you invest or send money.

         Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

Legend

The statistical information provided in this report was provided by:

o  S&P Data: including S&P 500 as of 3/31/01 from Bloomberg on 4/14/01.
o Russell Data: including Russell 1000, 1000 Growth, 2000, 2000 Growth from Russell data provided to us as a subscriber via e-mail as of 3/31/01 on 4/3/01.
o  Lipper  Data:  all  indexes  represent  30 largest  funds  noted as  follows:
   Multicap Core Index, Flexible Portfolio Funds Index, International Fund Index and Small Cap Growth Index . Brown Capital Management is a subscriber to Lipper's LANA Fund Analyzer and used 3/31/01 data provided by vendor.
o MSCI Data: including EAFE and All Country World ex US as of 3/31/01 from MSCI data web site accumulated on April 9, 2001.



Regarding the "Outlook" sections of this report:

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from thee projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences. In addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.



Regarding  the  Brown  Capital  Management:   Balanced  Fund,  Equity  Fund  and
International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving part of the funds' total expense ratio to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Table of Contents





Introduction...................................................................4
Balanced Fund..................................................................6
Equity Fund...................................................................22
Small Company Fund............................................................38
International Equity Fund.....................................................52














For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Web site @ www.browncapital.com
                 or
Call   Our   Shareholder    Services   Group   Toll-Free   at    1-877-892-4BCM,
(1-877-892-4226)



Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Introduction

Are you familiar with the adage, "what's old is new?" Case in point: today's fashionable teenagers can be seen sporting bell bottoms, platform shoes, gradient lenses in their sunglasses and tie dye T-shirts. If you are not a teen, such apparel might be reminiscent of a decade that you wish were never captured on film! Consistent with that sentiment, we occasionally wish that our 1999 track record were never documented, but like trendy fashion extremes in the market never seem to last and neither did our underperformance. History will remember the Internet stocks of 1999 the way it does the Biotechnology stocks of 1992, short term fads. If history is any indicator, your Brown Capital Management (BCM) mutual funds are well-positioned to emerge as leaders in this market since our Growth at a Reasonable Price (GARP) approach is good for all seasons, except insane ones.

------------------------------------------------------
                        One Year         One Year
                      Total Return     Total Return
                      as of 3/31/01    as of 3/31/00
                      -------------    -------------
S&P 500                  -21.67%          17.94%
Russell 1000             -22.75%          21.19%
Russell 1000 Growth      -42.72%          34.12%
Russell 2000             -15.33%          37.29%
Russell 2000 Growth      -39.82%          59.05%
MSCI All Country World   -28.10%          26.83%
 ex USA
------------------------------------------------------

Whether defined as sane, insane or "irrationally pessimistic" the markets clearly took a turn over the past year as measured by most major indices. Some will say it is because the "technology bubble" burst, but we believe that earnings disappointments, a Federal Reserve that cut interest rates sooner and by a greater magnitude than anyone expected, the greatest outperformance by the bond market over the stock market since 1990 and rapid swings in the stock market were the real culprits of the precipitous declines among most indices, particularly those that are growth-oriented, throughout 2000. Despite the difficult environment for most growth managers, your BCM mutual funds achieved significant relative out performance against appropriate benchmarks and peer groups. Most noteworthy is the impressive rebound of the Equity Fund illustrated below.

[Bar chart here]:

   BCM Equity Fund Peer Group Performance
   --------------------------------------
   Bars represent percentage of products BCM's Equity Fund outperformed in the Morningstar Large Growth Peer Group for periods ending on the dates noted.

                 One Year
                 --------
           3/31/99-3/31/00     8
           3/31/00-3/31/01    93

                Three Year
                ----------
           3/31/97-3/31/00     5
           3/31/98-3/31/01    32

                 Five Year
                 ---------
           3/31/95-3/31/00     6
           3/31/96-3/31/01    33

   Morningstar Data: Statistics noted about the Equity Fund note peer group performance as of: 3/31/01, 1 Year 7%/834, 3 Year 68%/574, 5 Year 67%/365;
   3/31/00,  1 Year  92%/643,  3 Year  95%/417,  5 Year  94%/283,  Brown Capital
   Management is a subscriber to Morningstar's Principia Pro and used 3/31/01 data provided by vendor.

   Source: Morningstar Principia Pro

The same characteristics that broadly drove the under performance discussed in last year's report were those that propelled you funds ahead over the past twelve months. Our focus on well-managed growth companies with viable business models and earnings and attractive valuations that ensure we were compensated for the risk incurred in your portfolio support our ever-present belief that our GARP approach is well-suited for long-term, risk conscious investors.

While fund specific details are included in the pages that follow, our general outlook on the economy is mixed, but increasingly positive. The threat of recession is a reality, but collectively, we expect a slowdown, not a recession. Earnings expectations continue to decline despite the Fed's efforts to "stimulate" the economy. Ultimately, we view this as a stock pickers' market rather than a "rising tide that lifts all boats" environment. We are encouraged by improving valuations, a sign that while we have yet to see a true bottom to this market, it may not be far away. Improving valuations, stock picker's market...once again, "what's old is new."

I would be remiss not to acknowledge that a tremendous team effort is required to keep your funds well managed and efficiently operated. Brown Capital Management, now a 21-person organization, focuses on a simple mission: a) provide superior investment returns consistent with the investment objective and
b) provide high quality service.

Our 9-person team of portfolio managers/analysts, averaging 18 years of industry experience, works to refine our recognized GARP approach to ensure we are capable of being true to our word and ultimately help you satisfy long-term investment goals. This same group manages money for some of the nation's most distinguished institutions through our separate account practice. As a mutual fund investor with BCM you benefit from the same thinking as these institutions at significantly lower minimums. You can credit our exceptionally low turnover, below average risk posture and exceptional value added year after year to their daily efforts.

The balance of BCM's professionals ensure you receive high quality service in conjunction with the Nottingham Company who administers your funds. Whether providing you introductory materials or answering a question by telephone, everyone here works together to support our clients. Importantly, our partners at the Nottingham Company in Rocky Mount, North Carolina handle the essentials associated with mutual fund operations, compliance and servicing to ensure no stone, or perhaps rock in their case, is left unturned.

We appreciate the opportunity to work with you and look forward to a long-term relationship that only improves with time. Consistent with our mission, our goal is not only be great money managers, but a great money management organization. Thank you for investing in the BCM Family of Mutual Funds.

Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown
President

Balanced Fund

Performance

Thanks to your fund's 25% weighting in fixed income, it outperformed both unmanaged and peer group benchmarks since our last report. Negative performance is never a desired outcome, but our -10.69% return for the year is over 300 basis points (3%) better than the unmanaged, 75% S&P 500/25% Lehman Government Credit Index. Your fund also outperformed Lipper's Flexible Portfolio Funds Index by 30 basis points (.3%) and Morningstar's Large Growth Category Average by over 2,400 basis points (24%). Your fund's superior performance is a testament to its unique positioning among balanced products.

----------------------------------------------------------------------
period ended 3/31/01               YTD     1 Year    3 Year    5 Year
                                   ---     ------    ------    ------
BCM Balanced Fund                -10.87%   -10.69%    1.75%     8.96%
75% S&P 500 / 25%
  Government/Credit Index         -8.17    -13.99     4.32     12.79
Lipper Flexible Portfolio
  Funds Index                     -8.21    -10.99     2.29      8.82
Morningstar Large Growth
  Category Average               -19.88    -35.66     3.33     11.58

Fund Performance Since 9/30/92 Inception: 10.72%
----------------------------------------------------------------------


Benchmark Insights

Consistent with our comments from one year ago, we remain skeptical about the way your product is evaluated by popular mutual fund rating agencies. When incepted, our goal was to differentiate the product from other balanced funds using a more aggressive, 75%, allocation to equities compared to the 60% industry norm. This decision prevented us from being compared to other balanced products. Morningstar includes balanced and asset allocation products in its Domestic Hybrid Category, defining them as "funds with stock holdings greater than 20% but less than 70% of the portfolio." Lipper views balanced funds as those "whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%." Your fund, for better or worse, is then placed in more aggressive equity categories. Fortunately, unlike last year, its 25% weighting in fixed income salvaged some of the returns otherwise lost in a difficult equity market.

Portfolio Review

Thanks to high quality and intermediate maturity securities that are part of your fund's fixed income weighting, performance was 600 basis points (6%) better in the Balanced Fund than the Brown Capital Management Equity Fund - which represents your fund's 75% equity weighting - over the past year. The potential outperformance of the bond market over the stock market is likely the reason you considered this fund and its 75% stock and 25% bond mix paid off over the past 12 months. Contributing favorably to this performance was the strength of the Equity Fund, which delivered strong relative performance thanks to our commitment to GARP (Growth at a reasonable Price) investing.

We built an 18-year reputation on superior stock selection and the markets refuted that wisdom throughout 1999 and early 2000 by rewarding a narrow group of stocks with incredible valuations. The tide began to change in April of last year and your fund was recognized for not retreating from its mandate. In preparation for this event, the fund's management team worked tirelessly to review all holdings in your portfolio to reaffirm that they were capable of delivering the same or better fundamentals than originally anticipated. It was also apparent by year-end 2000 that companies with weak fundamentals and a propensity to disappoint were vulnerable to significant price action, making our "reaffirmation" process earlier in the year more valuable. Our outcomes did not result in significant changes in the portfolio, as evidenced by our low turnover. Companies in your fund such as Home Depot and Safeway, representing 1.6% and 2.6% of your fund's net assets, respectively, as of March 31, 2001 are indicative of long-term holdings that display sound, growth fundamentals. Perhaps they were overlooked in 1999 because they were not labeled "new economy" stocks, but it seemed by year-end and into the first quarter of 2001, a return to earnings, albeit at a lower pace of gain, commanded a premium.

Investment Outlook

Balanced Fund investors can expect that the portfolio will be managed in 2001 as it has historically. In what is clearly a less robust economy, we believe your fund is favorably positioned to capitalize on the market's volatility.

Sincerely,

Brown Capital Management Mid/Large Team


/s/ Theodore M. Alexander, III

Theodore M. Alexander, III
Vice President



/s/ Calvin H. Baker

Calvin H. Baker
Vice President



/s/ Ed Brown

Eddie C. Brown
President



/s/ Maurice L. Haywood

Maurice L. Haywood
Portfolio Manager/Analyst


/s/ Stephon A. Jackson

Stephon A. Jackson
Vice President

                          THE BROWN CAPITAL MANAGEMENT
                                  BALANCED FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                 The Brown Capital            75% S&P 500 Total Return Index /
              Management Balanced Fund        25% Lehman Gov't/Corp Bond Index
--------------------------------------------------------------------------------
9/30/92              $10,000                             $10,000
3/31/93               10,774                              10,840
9/30/93               11,208                              11,262
3/31/94               11,297                              11,034
9/30/94               11,644                              11,459
3/31/95               12,195                              12,456
9/30/95               14,593                              14,456
3/31/96               15,493                              15,859
9/30/96               16,339                              16,912
3/31/97               16,579                              18,529
9/30/97               20,114                              22,773
3/31/98               22,582                              26,259
9/30/98               20,940                              24,966
3/31/99               24,611                              30,669
9/30/99               23,986                              30,744
3/31/00               26,635                              35,535
9/30/00               28,045                              34,573
3/31/01               23,789                              29,188


This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ----------------- ---------------- ----------------
                    One Year        Five Years     Since 9/30/92
               ----------------- ---------------- ----------------
                    (10.69)%          8.95 %          10.73 %
               ----------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Balanced Fund would have increased to $23,789 - a cumulative total investment return of 137.89% since September 30, 1992.

>> At March 31, 2001, the value of a similar investment in a combined index of 75% S&P Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $29,188 - a cumulative total investment return of 191.88% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 68.89%

      Communications Equipment - 3.79%
        (a)ADC Telecommunications, Inc. ..............................................                  9,000            $    76,219
           Corning Incorporated ......................................................                 10,100                207,050
        (a)Nokia Oyj - ADR ...........................................................                  7,000                168,000
           Tellabs, Inc. .............................................................                  1,400                 56,962
                                                                                                                         -----------
                                                                                                                             508,231
                                                                                                                         -----------
      Computer Peripherals - 0.90%
        (a)EMC Corporation ...........................................................                  4,100                120,376
                                                                                                                         -----------

      Computer Software & Services - 3.31%
        (a)Compuware Corporation .....................................................                 15,700                153,075
        (a)Intuit Inc. ...............................................................                    100                  2,775
        (a)Microsoft Corporation .....................................................                  4,300                234,888
        (a)Oracle Corporation ........................................................                  3,500                 52,430
                                                                                                                         -----------
                                                                                                                             443,168
                                                                                                                         -----------
      Computers - Hardware - 1.46%
           International Business Machines Corporation ...............................                  2,000                192,360
        (a)Sun Microsystems, Inc. ....................................................                    200                  3,074
                                                                                                                         -----------
                                                                                                                             195,434
                                                                                                                         -----------
      Computers - Networking - 0.93%
        (a)Cisco Systems, Inc. .......................................................                  2,900                 45,675
           Nortel Networks Corporation ...............................................                  5,600                 78,680
                                                                                                                         -----------
                                                                                                                             124,355
                                                                                                                         -----------
      Drugs - 5.60%
        (a)ALZA Corporation ..........................................................                  1,300                 52,650
           Cardinal Health, Inc. .....................................................                  2,358                228,136
           Merck & Co., Inc. .........................................................                  2,700                204,930
           Pfizer Inc. ...............................................................                  6,500                264,225
                                                                                                                         -----------
                                                                                                                             749,941
                                                                                                                         -----------
      Electrical Equipment - 4.57%
           Duke Energy Corporation ...................................................                  4,900                209,426
           General Electric Company ..................................................                  8,765                367,429
        (a)Solectron Corporation .....................................................                  1,900                 36,233
                                                                                                                         -----------
                                                                                                                             613,088
                                                                                                                         -----------
      Electronics - Components - 0.59%
        (a)Flextronics International Ltd. ............................................                  1,900                 28,500
        (a)SCI Systems, Inc. .........................................................                  2,800                 50,960
                                                                                                                         -----------
                                                                                                                              79,460
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                  9

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Electronics - Semiconductors - 3.56%
        (a)Altera Corporation ....................................................                    5,700              $   121,837
        (a)Atmel Corporation .....................................................                   14,982                  147,011
        (a)Conexant Systems, Inc. ................................................                    4,100                   36,644
           Intel Corporation .....................................................                    1,400                   36,838
           Texas Instruments Incorporated ........................................                    2,300                   71,254
        (a)Xilinx, Inc. ..........................................................                    1,800                   63,225
                                                                                                                         -----------
                                                                                                                             476,809
                                                                                                                         -----------
      Financial - Bank, Major Regional - 1.68%
           Mellon Financial Corporation ..........................................                    5,550                  224,553
                                                                                                                         -----------

      Financial - Banks, Money Center - 3.50%
           Citigroup Inc. ........................................................                    6,866                  308,833
           J.P. Morgan Chase & Co. ...............................................                    3,569                  160,248
                                                                                                                         -----------
                                                                                                                             469,081
                                                                                                                         -----------
      Financial - Diversified - 1.77%
           USA Education Inc. ....................................................                    3,275                  237,012
                                                                                                                         -----------

      Financial - Investment Management - 1.92%
           T. Rowe Price Group Inc. ..............................................                    8,225                  257,545
                                                                                                                         -----------

      Health Care - Diversified - 2.10%
           Johnson & Johnson .....................................................                    3,225                  282,058
                                                                                                                         -----------

      Health Care - Long Term - 0.96%
        (a)Manor Care, Inc. ......................................................                    6,300                  128,520
                                                                                                                         -----------

      Household Products & Housewares - 1.45%
           The Procter & Gamble Company ..........................................                    3,100                  194,060
                                                                                                                         -----------

      Leisure Time - 1.00%
           Harley-Davidson, Inc. .................................................                    3,550                  134,723
                                                                                                                         -----------

      Lodging - Hotels - 2.07%
           Carnival Corporation ..................................................                   10,000                  276,700
                                                                                                                         -----------

      Manufacturing - Diversified - 2.39%
           Danaher Corporation ...................................................                    3,550                  193,688
           Illinois Tool Works Inc. ..............................................                    2,225                  126,469
                                                                                                                         -----------
                                                                                                                             320,157
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 10

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical Supplies - 1.48%
        (a)Guidant Corporation .....................................................                   4,400             $   197,956
                                                                                                                         -----------

      Medical - Hospital Management & Services - 1.18%
        (a)Health Management Associates, Inc. ......................................                  10,200                 158,610
                                                                                                                         -----------

      Oil & Gas - Drilling - 1.55%
           Schlumberger Limited ....................................................                   3,600                 207,396
                                                                                                                         -----------

      Power Producers - 4.25%
        (a)The AES Corporation .....................................................                   2,800                 139,888
        (a)Calpine Corporation .....................................................                   7,800                 429,546
                                                                                                                         -----------
                                                                                                                             569,434
                                                                                                                         -----------
      Retail - Building Supplies - 3.33%
           Fastenal Company ........................................................                   4,150                 226,175
           The Home Depot, Inc. ....................................................                   5,100                 219,759
                                                                                                                         -----------
                                                                                                                             445,934
                                                                                                                         -----------
      Retail - Discounters - 1.74%
           Dollar General Corporation ..............................................                  11,413                 233,282
                                                                                                                         -----------

      Retail - Food - 2.55%
        (a)Safeway Inc. ............................................................                   6,200                 341,310
                                                                                                                         -----------

      Retail - General Merchandise Chain - 1.58%
           Wal-Mart Stores, Inc. ...................................................                   4,200                 212,058
                                                                                                                         -----------

      Retail - Specialty Line - 2.32%
           The TJX Companies, Inc. .................................................                   9,700                 310,400
                                                                                                                         -----------

      Services - Employment - 0.48%
           Robert Half International Inc. ..........................................                   2,900                  64,815
                                                                                                                         -----------

      Technology Services - Data Processing - 3.88%
           Equifax Inc. ............................................................                   9,625                 300,781
        (a)Fiserv, Inc. ............................................................                   4,880                 219,295
                                                                                                                         -----------
                                                                                                                             520,076
                                                                                                                         -----------
      Telecommunications - 1.00%
        (a)Amdocs Limited ..........................................................                   2,800                 134,120
                                                                                                                         -----------

           Total Common Stocks (Cost $9,151,230) ...........................................................               9,230,662
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 11

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest            Maturity               Value
                                                            Principal             Rate                Date                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.91%

      United States Treasury Note .....................     $ 20,000             8.000%             11/15/21             $    25,831
      United States Treasury Note .....................      100,000             7.500%             02/15/05                 110,422
      United States Treasury Note .....................       20,000             6.250%             08/15/23                  21,600
      United States Treasury Note .....................       90,000             6.375%             08/15/02                  92,292
      Federal Home Loan Bank ..........................      100,000             0.000%             07/14/17                  28,063
      Federal Home Loan Bank ..........................      100,000             5.330%             05/05/04                 101,347
      Federal National Mortgage Association ...........      115,000             6.800%             01/10/03                 118,989
      Federal Home Loan Mortgage Company ..............      155,000             5.950%             01/19/06                 159,577
                                                                                                                         -----------

           Total U.S. Government and Agency Obligations (Cost $635,189) ....................................                 658,121
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 14.80%

      Alabama Power Co. ...............................       35,000             7.750%             02/01/23                  34,973
      Associates Corp. ................................      100,000             5.750%             11/01/03                 100,993
      AT&T Corporation ................................       75,000             5.625%             03/15/04                  74,156
      Boston Edison Company ...........................       60,000             7.800%             05/15/10                  64,169
      Chesapeake & Potomac Telephone of Virginia ......       90,000             7.250%             06/01/12                  90,450
      Citicorp ........................................       25,000             7.125%             06/01/03                  25,974
      Coca-Cola Co. ...................................      200,000             5.750%             03/15/11                 197,591
      Dow Chemical Capital Debentures .................       15,000             9.200%             06/01/10                  17,669
      El Paso Energy ..................................      200,000             6.950%             12/15/07                 203,133
      Enron Corporation ...............................      200,000             7.625%             09/10/04                 211,272
      ITT Corporation .................................       95,000             7.375%             11/15/15                  90,306
      J.P. Morgan Chase & Co. .........................       45,000             6.500%             08/01/05                  45,788
      Merrill Lynch & Co. .............................      160,000             7.150%             07/30/12                 160,862
      Monsanto Co. ....................................       95,000             6.210%             02/05/08                  96,707
      Nalco Chemical ..................................       50,000             6.250%             05/15/08                  50,643
      Nationsbank Corp. ...............................       15,000             6.875%             02/15/05                  15,500
      Procter & Gamble ................................      100,000             6.600%             12/15/04                 104,500
      R.J. Reynolds Tobacco Holdings, Inc. ............       30,000             8.750%             04/15/04                  31,275
      Rouse Company ...................................       35,000             8.500%             01/15/03                  35,951
      Time Warner Inc. ................................       35,000             9.150%             02/01/23                  41,475
      U.S.F. & G. Corporation .........................       90,000             7.125%             06/01/05                  93,714
      Wachovia Corp. ..................................      100,000             7.450%             07/15/05                 106,084
      Wal-Mart Stores, Inc. ...........................       80,000             8.070%             12/21/12                  89,927
                                                                                                                         -----------

           Total Corporate Obligations (Cost $1,940,730) ...................................................               1,983,112
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 12

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 8.30%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ...................................              501,620             $   501,620
      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares ....................................              609,473                 609,473
                                                                                                                         -----------

           Total Investment Companies (Cost $1,111,093) ...............................                                    1,111,093
                                                                                                                         -----------

Total Value of Investments (Cost $12,838,242 (b)) .....................................                96.90 %           $12,982,988
Other Assets Less Liabilities .........................................................                 3.10 %               415,537
                                                                                                      ------             -----------
      Net Assets ......................................................................               100.00 %           $13,398,525
                                                                                                      ======             ===========




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:



           Unrealized appreciation .........................................................................            $ 1,382,767
           Unrealized depreciation .........................................................................             (1,238,021)
                                                                                                                        -----------

                      Net unrealized appreciation ..........................................................            $   144,746
                                                                                                                        ===========















See accompanying notes to financial statements

                                                                 13

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $12,838,242) ........................................................                $ 12,982,988
      Income receivable ...............................................................................                      51,574
      Receivable for investments sold .................................................................                     525,135
      Receivable for fund shares sold .................................................................                      16,666
      Other assets ....................................................................................                          40
                                                                                                                       ------------

           Total assets ...............................................................................                  13,576,403
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      11,995
      Payable for investment purchases ................................................................                     163,967
      Disbursements in excess of cash on demand deposit ...............................................                       1,916
                                                                                                                       ------------

           Total liabilities ..........................................................................                     177,878
                                                                                                                       ------------

NET ASSETS
      (applicable to 858,078 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 13,398,525
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
      INSTITUTIONAL CLASS SHARE
      ($13,398,525 / 858,078 shares) ..................................................................                $      15.61
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 13,292,162
      Undistributed net investment income .............................................................                       1,777
      Accumulated net realized loss on investments ....................................................                     (40,160)
      Net unrealized appreciation on investments ......................................................                     144,746
                                                                                                                       ------------
                                                                                                                       $ 13,398,525
                                                                                                                       ============












See accompanying notes to financial statements

                                                                 14

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT INCOME

      Income
           Interest .....................................................................................               $   172,542
           Dividends ....................................................................................                   138,449
                                                                                                                        -----------

               Total income .............................................................................                   310,991
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    95,128
           Fund administration fees (note 2) ............................................................                    25,611
           Custody fees .................................................................................                     9,099
           Registration and filing administration fees (note 2) .........................................                     4,361
           Fund accounting fees (note 2) ................................................................                    25,479
           Audit fees ...................................................................................                    11,001
           Legal fees ...................................................................................                    10,317
           Securities pricing fees ......................................................................                     6,863
           Other accounting fees (note 2) ...............................................................                        41
           Shareholder recordkeeping fees ...............................................................                    12,000
           Shareholder servicing expenses ...............................................................                     3,634
           Registration and filing expenses .............................................................                     8,501
           Printing expenses ............................................................................                     4,171
           Trustee fees and meeting expenses ............................................................                     4,000
           Other operating expenses .....................................................................                     4,500
                                                                                                                        -----------

               Total expenses ...........................................................................                   224,706
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (2,069)
                    Investment advisory fees waived (note 2) ............................................                   (46,974)
                                                                                                                        -----------

               Net expenses .............................................................................                   175,663
                                                                                                                        -----------

                    Net investment income ...............................................................                   135,328
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                    25,385
      Decrease in unrealized appreciation on investments ................................................                (1,756,809)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (1,731,424)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(1,596,096)
                                                                                                                        ===========



See accompanying notes to financial statements


                                                                 15

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                 $   135,327          $    69,780
         Net realized gain from investment transactions ..........................                      25,385              853,186
         (Decrease) increase in unrealized appreciation on investments ...........                  (1,756,809)             192,375
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ....                  (1,596,097)           1,115,341
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ...................................................                    (136,164)             (67,826)
         Net realized gain from investment transactions ..........................                    (442,388)            (670,268)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ................                    (578,552)            (738,094)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                   1,294,702            4,298,321
                                                                                                   -----------          -----------

                     Total (decrease) increase in net assets .....................                    (879,947)           4,675,568

NET ASSETS

     Beginning of year ...........................................................                  14,278,472            9,602,904
                                                                                                   -----------          -----------

     End of year     (including undistributed net investment income
                      of $1,777 in 2001 and $2,614 in 2000) ......................                 $13,398,525          $14,278,472
                                                                                                   ===========          ===========

(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                  March 31, 2001                            March 31, 2000

                                                           Shares                Value               Shares                Value
                                                         ---------------------------------------------------------------------------

Shares sold ...........................................       89,795          $ 1,598,104              273,858          $ 4,834,949

Shares issued for reinvestment of distributions .......       32,611              577,394               41,152              737,421
                                                         -----------          -----------          -----------          -----------

                                                             122,406            2,175,498              315,010            5,572,370

Shares redeemed .......................................      (49,067)            (880,796)             (70,482)          (1,274,049)
                                                         -----------          -----------          -----------          -----------

     Net increase .....................................       73,339          $ 1,294,702              244,528          $ 4,298,321
                                                         ===========          ===========          ===========          ===========


See accompanying notes to financial statements


                                                                 16

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................    $     18.20     $     17.78     $     16.83     $     13.60     $     13.76

      Income (loss) from investment operations
           Net investment income ..................           0.16            0.10            0.13            0.17            0.21
           Net realized and unrealized (loss) gain
               on investments .....................          (2.04)           1.34            1.39            4.65            0.76
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ...          (1.88)           1.44            1.52            4.82            0.97
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income ..................          (0.16)          (0.10)          (0.13)          (0.17)          (0.21)
           Net realized gain from investment transactions    (0.55)          (0.92)          (0.44)          (1.42)          (0.92)
                                                       -----------     -----------     -----------     -----------     -----------

               Total distributions ................          (0.71)          (1.02)          (0.57)          (1.59)          (1.13)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................    $     15.61     $     18.20     $     17.78     $     16.83     $     13.60
                                                       ===========     ===========     ===========     ===========     ===========

Total return ......................................         (10.69)%          8.22 %          8.99 %         36.19 %          7.03 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year .....................    $13,398,525     $14,278,472     $ 9,602,904     $ 6,077,737     $ 3,874,653
                                                       ===========     ===========     ===========     ===========     ===========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.54 %          1.59 %          2.11 %          2.22 %          2.85 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees      0.59 %          0.21 %         (0.17)%          0.05 %         (0.13)%
           After expense reimbursements and waived fees       0.92 %          0.60 %          0.74 %          1.08 %          1.51 %

      Portfolio turnover rate .....................          46.05 %         45.01 %         58.38 %         33.54 %         45.58 %



See accompanying notes to financial statements


                                                                 17

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, from April 1, 2000 through December 31, 2000, the Advisor received a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million. Beginning January 1, 2001, the Advisor receives a few at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

              The Advisor intends to voluntarily waive a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $46,974 ($0.05 per share) and has reimbursed expenses totaling $2,069 for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $8,018,956 and $5,614,024, respectively, for the year ended March 31, 2001.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $0.55 per share in distributions for the year ended March 31, 2001, including $0.51 that is classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

Equity Fund

Performance

Performance improved dramatically in your fund since our last correspondence. In March 2000, the Equity Fund outperformed only 5% of the cumulative benchmark measurement periods listed in the chart below. One year later your fund outperformed 40% of them. Our rebound is a credit to discipline, consistency and confidence that a return to fundamentals in the market was imminent. Your fund is managed to the S&P 500, but other unmanaged/unmanaged stylized indices (Russell 1000 and Russell 1000 Growth) along with peer groups made popular by industry rating companies (Lipper - Multicap Core Index and Morningstar - Large Growth Category) are included given their importance to the mutual fund community. We expect the short-term turnaround that began this time last year, best reflected in one-year performance, to continue and manifest itself into improved long-term performance going forward.

-----------------------------------------------------------------
as of 3/31/01                     YTD    1 Year   3 Year   5 Year
                                  ---    ------   ------   ------
BCM Equity Fund                 -15.83%  -16.85%   1.02%   10.19%
S&P 500                         -11.85   -21.68   -3.05    14.18
Russell 1000                    -12.57   -22.75    2.98    13.81
Russell 1000 Growth             -20.90   -42.72   -0.53    11.56
Lipper Multicap Core Index      -11.44   -20.29    2.84    11.97
Morningstar Large Growth
  Category Average              -19.88   -35.66    3.33    11.58
Fund Performance Since 9/30/92 Inception: 12.26%
-----------------------------------------------------------------


Benchmark Insights

Your fund's long-term success is a reflection of our ability to apply a time-tested GARP (Growth at a Reasonable Price) approach that seeks to a) unearth superior medium and large companies at b) attractive valuations. In over simplified terms, we invest in superior mid and large capitalization growth stocks without paying too much. This approach frequently results in your fund being miscategorized by rating agencies that, while well intentioned, simplify the product characteristics so much that the subtle nuances leading to favorable returns are frequently overlooked. Morningstar, Inc., a well-respected and widely recognized mutual fund rating agency, places your fund in its large growth category. While acceptable, as of March 31, 2000, top quartile performers for the time periods noted in the table above averaged a P/E ratio of 50x, 3-year earnings growth rate of 29.2% and median market capitalization over $40 billion. Your fund, during the same period, boasted a P/E of 32.3x, 3-year earnings growth rate of 20.8% and median market capitalization of approximately $8 billion. The difference in these portfolios is dramatic, yet they are considered peers. Our rebound in peer group performance just one year later is evidenced using the same criteria, top quartile peer group performers as of March 31, 2001 averaged a P/E of 30.4x, 3-year earnings growth rate 21.5% and median market capitalization of $30.9 billion. Your fund during the same period had a P/E of 22.6x, 3-year earnings growth of 19.3% and median market capitalization of approximately $9 billion. No two actively managed portfolios are alike, but an effective comparison of stock picking skills is difficult for current or prospective shareholders when portfolio characteristics vary so dramatically.

Portfolio Review

Brown Capital Management built its 18-year reputation on superior stock selection. The markets refuted that wisdom throughout 1999 and early 2000 by rewarding a narrow group of stocks with incredible valuations. The tide began to change in April of last year and your fund was recognized for not retreating from its mandate. In preparation for this event, the fund's management team worked tirelessly to review all holdings in your portfolio to reaffirm that they were capable of delivering the same or better fundamentals than originally anticipated. It was also apparent by year-end 2000 that companies with weak fundamentals and a propensity to disappoint were vulnerable to significant price action, making our "reaffirmation" process earlier in the year more valuable. Our outcomes did not result in significant changes in the portfolio, as evidenced by our low turnover (almost 100% less than the peer group average in this category as of March 31, 2001). Companies in your fund such as Home Depot and Safeway, 2.2% and 2.3% of your fund's net assets as of March 31, 2001, respectively, are indicative of long-term holdings that display sound, growth fundamentals. Perhaps they were overlooked in 1999 because they were not labeled "new economy" stocks, but it seemed by year-end and into the first quarter of 2001, "what's old is new" and a return to earnings, albeit at a lower pace of gain, commanded a premium.

Investment Outlook

Based on our GARP approach in the Equity Fund that emphasizes superior stock selection of medium and large growth companies with attractive valuations, we are pleased that the market broadened over the last 12 months. Although we do not foresee 20% returns in the near future, we do expect interest rates to remain at or below levels conducive to equity investing over the next 3-5 years. The market's current valuation of 19 times forward earnings discounts most of the negative psychology and sentiment seen earlier in the year. In other words, we believe there are solid opportunities to pursue in this market. We continue to focus on high quality companies characterized by a demonstrably robust value proposition, sustainable secular earnings growth and a compelling valuation. Our ability to successfully select investments from an out-of-favor sector like technology over the past quarter is a testament to our commitment to the disciplined approach that, for nearly 10 years, continues to deliver favorable outcomes for our shareholders. Thank you for your confidence in us.

Sincerely,

Brown Capital Management Mid/Large Team


/s/ Theodore M. Alexander III

Theodore M. Alexander III
Vice President



/s/ Calvin H. Baker

Calvin H. Baker
Vice President



/s/ Ed Brown

Eddie C. Brown
President



/s/ Maurice L. Haywood

Maurice L. Haywood
Portfolio Manager/Analyst



/s/ Stephon A. Jackson

Stephon A. Jackson
Vice President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                The Brown Capital                S&P 500 Total
              Management Equity Fund             Return Index
--------------------------------------------------------------------------------
9/30/92             $10,000                        $10,000
3/31/93              11,122                         10,962
9/30/93              11,427                         11,300
3/31/94              11,623                         11,124
9/30/94              11,972                         11,717
3/31/95              12,657                         12,855
9/30/95              15,374                         15,202
3/31/96              16,486                         16,982
9/30/96              17,591                         18,293
3/31/97              17,955                         20,349
9/30/97              22,658                         25,692
3/31/98              25,978                         30,116
9/30/98              23,056                         28,016
3/31/99              28,404                         35,676
9/30/99              27,572                         35,806
3/31/00              32,212                         42,076
9/30/00              34,288                         40,562
3/31/01              26,783                         32,956


This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 Total Return Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

              ----------------- ---------------- -----------------
                  One Year         Five Years      Since 9/30/92
              ----------------- ---------------- -----------------
                  (16.85)%          10.19 %           12.28 %
              ----------------- ---------------- -----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Equity Fund would have increased to $26,783 - a cumulative total investment return of 167.83% since September 30, 1992.

>> At March 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have increased to $32,956 - a cumulative total investment return of 229.56% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.16%

      Communications Equipment - 6.02%
        (a)ADC Telecommunications, Inc. ..........................................                   13,000              $   110,094
           Corning Inc. ..........................................................                   10,700                  219,350
        (a)Nokia Oyj - ADR .......................................................                    7,900                  189,600
        (a)Tellabs, Inc. .........................................................                    3,100                  126,131
                                                                                                                         -----------
                                                                                                                             645,175
                                                                                                                         -----------
      Computer Software & Services - 5.06%
        (a)Compuware Corporation .................................................                   22,000                  214,500
        (a)Microsoft Corporation .................................................                    5,700                  311,363
        (a)Oracle Corporation ....................................................                    1,100                   16,478
                                                                                                                         -----------
                                                                                                                             542,341
                                                                                                                         -----------
      Computers - Hardware - 3.54%
        (a)Dell Computer Corporation .............................................                    3,300                   84,769
           International Business Machines .......................................                    2,500                  240,450
        (a)Sun Microsystems, Inc. ................................................                    3,500                   53,795
                                                                                                                         -----------
                                                                                                                             379,014
                                                                                                                         -----------
      Computers - Networking - 1.15%
        (a)Cisco Systems, Inc. ...................................................                    3,600                   56,700
           Nortel Networks Corporation ...........................................                    4,700                   66,035
                                                                                                                         -----------
                                                                                                                             122,735
                                                                                                                         -----------
      Computers - Peripherals - 1.31%
           EMC Corporation .......................................................                    4,800                  140,928
                                                                                                                         -----------

      Data Processing - 5.21%
           Equifax Inc. ..........................................................                   10,550                  329,687
        (a)Fiserv, Inc. ..........................................................                    5,100                  229,181
                                                                                                                         -----------
                                                                                                                             558,868
                                                                                                                         -----------
      Distributors - Food - 2.13%
           Cardinal Health, Inc. .................................................                    2,362                  228,524
                                                                                                                         -----------
      Drugs - 5.16%
        (a)ALZA Corporation ......................................................                    1,500                   60,750
           Merck & Co., Inc. .....................................................                    2,900                  220,110
           Pfizer Inc. ...........................................................                    6,700                  272,355
                                                                                                                         -----------
                                                                                                                             553,215
                                                                                                                         -----------
      Electrical Equipment - 6.09%
           Duke Energy Corporation ...............................................                    4,700                  198,601
           General Electric Company ..............................................                    8,800                  368,896
        (a)Solectron Corporation .................................................                    4,500                   85,815
                                                                                                                         -----------
                                                                                                                             653,312
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 26

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Electronics - Components - 0.59%
        (a)Flextronics International, Ltd. .......................................                    2,000              $    30,305
        (a)SCI Systems, Inc. .....................................................                    1,800                   32,760
                                                                                                                         -----------
                                                                                                                              63,065
                                                                                                                         -----------
      Electronics - Semiconductor - 4.15%
        (a)Altera Corporation ....................................................                    6,800                  145,350
        (a)Atmel Corporation .....................................................                    8,900                   87,331
        (a)Conexant Systems, Inc. ................................................                    6,200                   55,413
           Intel Corporation .....................................................                      800                   21,050
           Texas Instruments Incorporated ........................................                    2,800                   86,744
        (a)Xilinx, Inc. ..........................................................                    1,400                   49,175
                                                                                                                         -----------
                                                                                                                             445,063
                                                                                                                         -----------
      Financial - Banks, Major Regional - 1.89%
           Mellon Financial Corporation ..........................................                    5,000                  202,300
                                                                                                                         -----------

      Financial - Banks, Money Center - 4.55%
           Citigroup Inc. ........................................................                    6,700                  301,366
           J.P. Morgan & Company Incorporated ....................................                    4,160                  186,784
                                                                                                                         -----------
                                                                                                                             488,150
                                                                                                                         -----------
      Financial - Diversified - 2.23%
           USA Education Inc. ....................................................                    3,300                  238,821
                                                                                                                         -----------

      Financial - Investment Management - 2.83%
           T. Rowe Price Group Inc. ..............................................                    9,700                  303,731
                                                                                                                         -----------

      Health Care - Diversified - 3.26%
           Johnson & Johnson .....................................................                    4,000                  349,840
                                                                                                                         -----------

      Household Products & Housewares - 2.10%
           Procter & Gamble Company ..............................................                    3,600                  225,360
                                                                                                                         -----------

      Leisure Time - 1.27%
           Harley-Davidson, Inc. .................................................                    3,600                  136,620
                                                                                                                         -----------

      Lodging - Hotels - 2.90%
           Carnival Corporation ..................................................                   11,220                  310,457
                                                                                                                         -----------

      Manufacturing - Diversified - 3.83%
           Danaher Corporation ...................................................                    4,600                  250,976
           Illinois Tool Works Inc. ..............................................                    2,800                  159,152
                                                                                                                         -----------
                                                                                                                             410,128
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 27

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical - Hospital Management & Services - 2.95%
        (a)Guidant Corporation .....................................................                   2,600             $   116,974
        (a)Health Management Associates, Inc. ......................................                  12,800                 199,040
                                                                                                                         -----------
                                                                                                                             316,014
                                                                                                                         -----------
      Oil & Gas - Drilling - 2.04%
           Schlumberger Limited ....................................................                   3,800                 218,918
                                                                                                                         -----------

      Power Products - 6.11%
        (a)AES Corporation .........................................................                   3,300                 164,868
        (a)Calpine Corporation .....................................................                   8,900                 490,123
                                                                                                                         -----------
                                                                                                                             654,991
                                                                                                                         -----------
      Retail - Building Supplies - 4.75%
           Fastenal Company ........................................................                   5,000                 272,500
           The Home Depot, Inc. ....................................................                   5,500                 236,995
                                                                                                                         -----------
                                                                                                                             509,495
                                                                                                                         -----------
      Retail - Discounters - 2.34%
           Dollar General Corporation ..............................................                  12,297                 251,351
                                                                                                                         -----------

      Retail - Food - 2.31%
        (a)Safeway, Inc. ...........................................................                   4,500                 247,725
                                                                                                                         -----------

      Retail - General Merchandise Chain - 2.12%
           Wal-Mart Stores, Inc. ...................................................                   4,500                 227,205
                                                                                                                         -----------

      Retail - Specialty Line - 6.18%
        (a)Staples, Inc. ...........................................................                  14,000                 208,250
           TJX Companies, Inc. .....................................................                  14,200                 454,400
                                                                                                                         -----------
                                                                                                                             662,650
                                                                                                                         -----------
      Services - Employment - 0.75%
           Robert Half International Inc. ..........................................                   3,600                  80,460
                                                                                                                         -----------

      Telephone - 1.34%
        (a)Amdocs Limited ..........................................................                   3,000                 143,700
                                                                                                                         -----------

           Total Common Stocks (Cost $10,022,071) ..........................................................              10,310,156
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                                 28

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 1.51%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares (Cost $162,264) .....................              162,264            $   162,264
                                                                                                                         -----------


Total Value of Investments (Cost $10,184,335 (b)) ......................................                97.67%           $10,472,420
Other Assets Less Liabilities ..........................................................                 2.33%               249,861
                                                                                                       ------            -----------
      Net Assets .......................................................................               100.00%           $10,722,281
                                                                                                       ======            ===========




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $10,268,070.  Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



           Unrealized appreciation ..........................................................................           $11,542,565
           Unrealized depreciation ..........................................................................           (11,338,215)
                                                                                                                        -----------

                      Net unrealized appreciation ...........................................................           $   204,350
                                                                                                                        ===========



















See accompanying notes to financial statements

                                                                 29

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Cash ............................................................................................                $      7,446
      Investments, at value (cost $10,184,335) ........................................................                  10,472,420
      Income receivable ...............................................................................                       9,498
      Receivable for investments sold .................................................................                     617,585
      Receivable for fund shares sold .................................................................                      10,000
      Other assets ....................................................................................                          86
                                                                                                                       ------------

           Total assets ...............................................................................                  11,117,035
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                       7,916
      Payable for investment purchases ................................................................                     386,496
      Other liabilities ...............................................................................                         342
                                                                                                                       ------------

           Total liabilities ..........................................................................                     394,754
                                                                                                                       ------------

NET ASSETS
      (applicable to 579,754 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 10,722,281
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($10,722,281 / 579,754 shares) ..................................................................                $      18.49
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 10,502,128
      Accumulated net realized loss on investments ....................................................                     (67,932)
      Net unrealized appreciation on investments ......................................................                     288,085
                                                                                                                       ------------
                                                                                                                       $ 10,722,281
                                                                                                                       ============











See accompanying notes to financial statements

                                                                 30

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Dividends ....................................................................................               $    95,380
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    74,874
           Fund administration fees (note 2) ............................................................                    20,158
           Custody fees .................................................................................                     5,970
           Registration and filing administration fees (note 2) .........................................                     4,665
           Fund accounting fees (note 2) ................................................................                    25,379
           Audit fees ...................................................................................                    11,001
           Legal fees ...................................................................................                    10,744
           Securities pricing fees ......................................................................                     3,978
           Shareholder recordkeeping fees ...............................................................                    12,000
           Other accounting fees (note 2) ...............................................................                     3,885
           Shareholder servicing expenses ...............................................................                     4,490
           Registration and filing expenses .............................................................                     9,466
           Printing expenses ............................................................................                     6,500
           Trustee fees and meeting expenses ............................................................                     4,000
           Other operating expenses .....................................................................                     5,000
                                                                                                                        -----------

               Total expenses ...........................................................................                   202,110
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (8,916)
                    Investment advisory fees waived (note 2) ............................................                   (55,221)
                                                                                                                        -----------

               Net expenses .............................................................................                   137,973
                                                                                                                        -----------

                    Net investment loss .................................................................                   (42,593)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                   134,780
      Decrease in unrealized appreciation on investments ................................................                (2,159,647)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (2,024,867)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(2,067,460)
                                                                                                                        ===========






See accompanying notes to financial statements


                                                                 31

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (42,593)         $   (39,398)
         Net realized gain from investment transactions ....................................           134,780            1,393,611
         Decrease in unrealized appreciation on investments ................................        (2,159,647)             (80,452)
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ..............        (2,067,460)           1,273,761
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................          (979,779)            (830,681)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............         3,375,327              128,944
                                                                                                   -----------          -----------

                     Total increase in net assets ..........................................           328,088              572,024

NET ASSETS

     Beginning of year .....................................................................        10,394,193            9,822,169
                                                                                                   -----------          -----------

     End of year ...........................................................................       $10,722,281          $10,394,193
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                                Year ended
                                                                   March 31, 2001                            March 31, 2000

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................     147,768          $ 3,299,755               52,085          $ 1,201,520

Shares issued for reinvestment of distributions ........      41,642              949,880               35,138              825,028
                                                         -----------          -----------          -----------          -----------

                                                             189,410            4,249,635               87,223            2,026,548

Shares redeemed ........................................     (38,095)            (874,308)             (81,386)          (1,897,604)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     151,315          $ 3,375,327                5,837          $   128,944
                                                         ===========          ===========          ===========          ===========




See accompanying notes to financial statements

                                                                 32



                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............     $     24.26     $     23.24     $     21.87     $     16.61     $     15.81
      (Loss) income from investment operations
           Net investment (loss) income ..........           (0.07)          (0.09)          (0.08)          (0.03)           0.05
           Net realized and unrealized (loss) gain
               on investments ....................           (3.67)           3.13            2.14            7.31            1.36
                                                       -----------     -----------     -----------     -----------     -----------
               Total from investment operations ..           (3.74)           3.04            2.06            7.28            1.41
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .................            0.00            0.00            0.00            0.00           (0.05)
           Net realized gain from investment transactions    (2.03)          (2.02)          (0.69)          (1.98)          (0.56)
           Distributions in excess of net realized gains      0.00            0.00            0.00           (0.04)           0.00
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...............           (2.03)          (2.02)          (0.69)          (2.02)          (0.61)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .....................     $     18.49     $     24.26     $     23.24     $     21.87     $     16.61
                                                       ===========     ===========     ===========     ===========     ===========

Total return .....................................          (16.85)%         13.41 %          9.34 %         44.68 %          8.91 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ....................     $10,722,281     $10,394,193     $ 9,822,169     $ 8,149,770     $ 4,405,020
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.75 %          1.75 %          1.88 %          1.98 %          3.37 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees     (0.93)%         (0.95)%         (1.07)%         (0.94)%         (1.85)%
           After expense reimbursements and waived fees      (0.37)%         (0.40)%         (0.39)%         (0.16)%          0.32 %

      Portfolio turnover rate ....................           57.18 %         52.09 %         67.43 %         38.42 %         34.21 %



See accompanying notes to financial statements



                                                                 33

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class Shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class Shares, was authorized. To date, only Institutional Class Shares have been issued by the Fund. The Institutional Class Shares are sold without a sales charge and bear no distribution and service fees. The Investor Class Shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $42,593 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, from April 1, 2000 through December 31, 2000, the Advisor received a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million. Beginning January 1, 2001, the Advisor receives a few at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $55,221 ($0.11 per share) and has reimbursed expenses totaling $8,916 for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $8,463,411 and $6,257,832, respectively, for the year ended March 31, 2001.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $2.03 per share in distributions for the year ended March 31, 2001, including $1.54 that was classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

Small Company Fund

Performance

The truest testament to our unique approach to investing in small companies and not small "caps" is the continued strength of performance in your fund. The fund continues to benefit from superior long-term stock selection as indicated by its significant outperformance of unmanaged/unmanaged stylized indices (Russell 2000 and Russell 2000 Growth) and popular peer groups (Lipper - Small Cap Growth Equity Index and Morningstar - Small Growth Category Average) in three and five year measurement periods. Although the fund received many accolades over the past year for its performance, it is our desire to earn investor loyalty through our investment approach.


-------------------------------------------------------------------
period ended 3/31/01              YTD     1 Year   3 Year   5 Year
                                  ---     ------   ------   ------
BCM Small Company Fund          -13.06%   -11.29%  14.14%   16.46%
Russell 2000                     -6.51    -15.33   -0.89     7.76
Russell 2000 Growth             -15.20    -39.81   -5.21     2.52
Lipper Small Cap Growth
  Equity Index                  -18.87    -36.87    2.86     7.90
Morningstar Small Growth
  Category Average              -17.98    -32.50    2.28     8.21
Fund Performance Since 12/31/92 Inception 16.12%
-------------------------------------------------------------------


Benchmark Insights

While we do not manage the portfolio to any particular benchmark, we recognize that by investing in small companies we will likely be compared to the Russell 2000 and/or the Russell 2000 Growth for performance purposes. As described in our last communication with you, given their overall long-term characteristics and performance convergence they are appropriate for this purpose. Slowing earnings and the melt down in "dot coms" unfavorably impacted our small "cap" peers. Consistent with their efforts to keep investors from feeling losses, turnover reached 140% compared to your fund's 28%. We remain confident that our investment as opposed to a trading mentality provides your fund a clear long-term advantage over others it may be compared to over time.

Portfolio Review

We remain committed to our unique approach to small company investing. We continue to unearth and invest in exceptional small companies that have the wherewithal of becoming exceptional large companies. We seek to latch on to value creating engines, companies that save lives, time, money and headaches. As you are aware, we define smallness in terms of operating revenues of $250 million or less at the time of initial investment. This definition differs from the more traditional view of small cap investing, which is determined by the capitalization of a company, generally defined as $1.5 billion or less, but our definition, we believe, provides a better indicator of an organization's stage in the corporate life cycle. For example, the rapid rise in stock prices of many Internet related companies prevents many "small-cap" managers from investing in these companies, although most of these companies do not have any earnings, nor do they generate revenues. Our approach also differs in that we do not use the traditional Russell sectors that are reflected in the report section labeled Portfolio of Investments. Instead, we think of small companies in six broad sectors: Business Services, Consumer Related, Information/Knowledge Management, Medical/Health Care, Industrial Products and Systems and the all encompassing Miscellaneous.

Thanks to this year's cash flows we were able to slowly invest assets and increase weightings in names that, while in the portfolio for some time, once never appeared among our top holdings. Fair Issac & Co, a holding since the fund's inception, now representing 3.7% of you fund's net assets as of March 31,

2001 appears among our top 10. The Company employs various tools, such as database enhancement software, predictive modeling, adaptive control and systems automation to help businesses use data to make faster, more profitable decisions on their marketing, customer acquisition campaigns, operations and portfolio management. Of particular interest to us as evidence of Fair Issac's continued efforts to evolve and meet the needs of their customers was a signature product created to help credit bureau management of risk scoring used throughout the credit card, mortgage, auto lending and other industries. Consistent with past communications, the fund's commitment to those companies that provide solutions to institutions and individuals problems results in the strength of long-term performance.

While the overall downturn in the market impacted our performance during the first quarter, two factors in particular contributed to your fund's underperformance. Telecommunications capital spending dried-up and sent technology oriented companies' stock prices dramatically lower. The portfolio was most affected by the increased controversy in the Genomics area as the number of genes reported were less than originally thought, which caused concern over the legitimacy of the efforts in this area. We think this is patently absurd and remain committed to our investments in this area.

Investment Outlook

On several occasions during the "irrational exuberance" period in the market, we warned that greater than 20% returns were not sustainable and expressed our expectation that the markets would generate more "normal" returns of 10%-12% per year. We now find ourselves in a period of "irrational pessimism" wherein the pundits only predict gloom and doom and can not see beyond the next six months. However, taking our usual long-term investment perspective, we remain optimistic that "normal" return will again emerge. Thus, we continue to focus on exceptional small companies that save time, lives, money and headaches.

Sincerely,

Brown Capital Management Small Company Team



/s/ Robert E. Hall (ry)

Robert E. Hall
Senior Vice President



/s/ Kempton Ingersol

Kempton Ingersol
Portfolio Manager/Analyst



/s/ Keith A. Lee

Keith A. Lee
Senior Vice President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                     Performance Update - $10,000 Investment

             For the period from December 31, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
            The Brown Capital Management        Russell 2000       Russell 2000
                 Small Company Fund                Index           Growth Index
--------------------------------------------------------------------------------
12/31/92              $10,000                     $10,000            $10,000
 3/31/93                9,877                      10,371              9,821
 9/30/93               10,325                      11,445             11,047
 3/31/94               10,311                      11,340             10,875
 9/30/94               10,307                      11,589             11,142
 3/31/95               12,066                      11,816             11,669
 9/30/95               14,266                      14,164             14,285
 3/31/96               16,048                      15,188             15,329
 9/30/96               17,098                      16,020             16,086
 3/31/97               16,299                      15,973             14,437
 9/30/97               20,860                      21,300             19,843
 3/31/98               23,119                      22,695             20,381
 9/30/98               19,841                      17,275             14,915
 3/31/99               21,670                      19,020             18,131
 9/30/99               25,539                      20,579             19,781
 3/31/00               38,757                      26,137             28,836
 9/30/00               42,116                      25,439             25,649
 3/31/01               34,380                      22,156             17,356


This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ----------------- ---------------- ----------------
                   One Year         Five Years     Since 12/31/92
               ----------------- ---------------- ----------------
                   (11.29)%          16.45 %          16.14 %
               ----------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Small Company Fund would have increased to $34,380 - a cumulative total investment return of 243.80% since December 31, 1992.

>> At March 31, 2001, the value of a similar investment in the Russell 2000 Index would have increased to $22,156 - a cumulative total investment return of 121.56%; and a similar investment in the Russell 2000 Growth Index would have increased to $17,356 - a cumulative total investment return of 73.56% since December 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in The Brown Capital Management Small Company Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 86.47%

      Business Services - 20.27%
        (a)Acxiom Corporation ..................................................                    36,700              $    768,406
        (a)Advent Software, Inc. ...............................................                    76,900                 3,407,631
        (a)Catalina Marketing Corporation ......................................                   140,300                 4,569,571
           Fair, Isaac and Company, Incorporated ...............................                    87,400                 5,121,640
        (a)infoUSA Inc. ........................................................                    70,100                   304,500
        (a)Manugistics Group, Inc. .............................................                    81,800                 1,497,963
        (a)Peregrine Systems, Inc. .............................................                    54,075                 1,054,462
        (a)Professional Detailing, Inc. ........................................                    67,100                 4,142,378
        (a)QRS Corporation .....................................................                   263,350                 2,238,475
        (a)SPSS Inc. ...........................................................                   168,800                 2,859,050
        (a)Transaction Systems Architects, Inc. ................................                   299,100                 2,140,449
                                                                                                                        ------------
                                                                                                                          28,104,525
                                                                                                                        ------------
      Consumer Related - 6.66%
        (a)Panera Bread Company ................................................                   130,800                 3,498,900
        (a)Restoration Hardware, Inc. ..........................................                   298,400                 1,342,800
        (a)The Cheesecake Factory Incorporated .................................                   119,500                 4,399,094
                                                                                                                        ------------
                                                                                                                           9,240,794
                                                                                                                        ------------
      Financial Investment Management - 0.23%
           T. Rowe Price Group Inc. ............................................                    10,400                   325,650
                                                                                                                        ------------

      Health Care - Diversified - 31.37%
        (a)aaiPharma Inc. ......................................................                   360,291                 4,548,674
        (a)Affymetrix, Inc. ....................................................                    33,000                   919,360
        (a)Albany Molecular Research, Inc. .....................................                    98,700                 3,454,500
        (a)BioReliance Corporation .............................................                   124,800                 1,341,600
        (a)Cerner Corporation ..................................................                    43,900                 1,503,575
           Diagnostics Products Corporation ....................................                   122,300                 6,359,600
        (a)Dionex Corporation ..................................................                   112,600                 3,539,863
        (a)FEI Company .........................................................                   129,700                 2,861,506
        (a)Gene Logic Inc. .....................................................                   206,700                 3,462,225
        (a)Human Genome Sciences, Inc. .........................................                    27,500                 1,265,000
        (a)Incyte Genomics, Inc. ...............................................                    98,700                 1,515,045
        (a)Kendle International Inc. ...........................................                   183,200                 2,301,450
        (a)King Pharmaceuticals, Inc. ..........................................                    66,143                 2,709,879
        (a)Lynx Therapeutics, Inc. .............................................                        81                       682
        (a)Pharmacopeia, Inc. ..................................................                   192,800                 3,446,300
        (a)Synthetech, Inc. ....................................................                    28,000                    59,500
        (a)Techne Corporation ..................................................                   161,200                 4,211,350
                                                                                                                        ------------
                                                                                                                          43,500,109
                                                                                                                        ------------


                                                                                                                         (Continued)

                                                                 41

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Industrial Products - 4.49%
        (a)Cognex Corporation ......................................................                 187,700            $  4,645,575
        (a)Flow International Corporation ..........................................                 150,300               1,578,150
                                                                                                                        ------------
                                                                                                                           6,223,725
                                                                                                                        ------------
      Information/Knowledge - 22.26%
        (a)American Software, Inc. .................................................                 150,300                 178,481
        (a)Concord Communications, Inc. ............................................                 436,400               3,573,025
        (a)Datastream Systems, Inc. ................................................                 438,500               4,165,750
        (a)Dendrite International, Inc. ............................................                 171,850               2,405,900
        (a)Hyperion Solutions Corporation ..........................................                  79,210               1,277,261
        (a)Landmark Systems Corporation ............................................                 386,581               1,183,904
        (a)Manhattan Associates, Inc. ..............................................                  48,300                 751,669
        (a)Medialink Worldwide Incorporated ........................................                 193,800                 678,300
        (a)Molecular Devices Corporation ...........................................                  32,700               1,487,850
        (a)NetScout Systems, Inc. ..................................................                 446,600               2,288,825
        (a)RadiSys Corporation .....................................................                 146,900               2,497,300
        (a)Structural Dynamics Research Corporation ................................                 286,700               4,072,029
        (a)The BISYS Group, Inc. ...................................................                  58,600               3,131,437
        (a)Tollgrade Communications, Inc. ..........................................                  72,700               1,872,025
        (a)Tripos, Inc. ............................................................                 114,800               1,301,832
                                                                                                                        ------------
                                                                                                                          30,865,588
                                                                                                                        ------------
      Miscellaneous - 0.63%
        (a)Koala Corporation .......................................................                 138,600                 441,789
           Post Properties, Inc. ...................................................                  12,200                 436,516
                                                                                                                        ------------
                                                                                                                             878,305
                                                                                                                        ------------
      Retail - Building Supplies - 0.56%
           Fastenal Company ........................................................                  14,300                 779,350
                                                                                                                        ------------

           Total Common Stocks (Cost $ 122,796,487) .........................................................            119,918,046
                                                                                                                        ------------

                                                                                                -------------
COMMERCIAL PAPER - 7.14%                                                                          Principal
                                                                                                -------------

           American Express - 5.00%, due 4/05/01 ...................................            $  6,620,000               6,620,000
           Credit Suisse First Boston - 5.08%, due 4/04/01 .........................               1,860,000               1,859,212
           General Electric - 4.92%, due 4/02/01 ...................................               1,430,000               1,430,000
                                                                                                                        ------------

           Total Commercial Paper (Cost $9,909,212) ........................................................               9,909,212
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                                 42

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 7.05%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares .............................                  6,279,943            $  6,279,943
      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares ..............................                  3,491,327               3,491,327
                                                                                                                        ------------

           Total Investment Companies (Cost $ 9,771,270) ...................................................               9,771,270
                                                                                                                        ------------


Total Value of Investments (Cost $142,476,969 (b)) ..............................                     100.66 %         $139,598,528
Liabilities in excess of Other Assets ...........................................                      (0.66)%             (916,360)
                                                                                                      ------           ------------
      Net Assets ................................................................                     100.00 %         $138,682,168
                                                                                                      ======           ============




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $ 17,526,062
           Unrealized depreciation .........................................................................            (20,404,503)
                                                                                                                       ------------

                      Net unrealized depreciation ..........................................................           $ (2,878,441)
                                                                                                                       ============


















See accompanying notes to financial statements

                                                                 43

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Cash ...........................................................................................                $     659,616
      Investments, at value (cost $142,476,969) ......................................................                  139,598,528
      Income receivable ..............................................................................                       78,146
      Receivable for investments sold ................................................................                      244,617
      Receivable for fund shares sold ................................................................                       69,869
      Prepaid expenses ...............................................................................                          216
                                                                                                                      -------------

           Total assets ..............................................................................                  140,650,992
                                                                                                                      -------------

LIABILITIES
      Accrued expenses ...............................................................................                       41,260
      Payable for investment purchases ...............................................................                    1,892,888
      Other liabilities ..............................................................................                       34,676
                                                                                                                      -------------

           Total liabilities .........................................................................                    1,968,824
                                                                                                                      -------------

NET ASSETS
      (applicable to 5,107,592 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ........................................                $ 138,682,168
                                                                                                                      =============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($138,682,168 / 5,107,592 shares) ..............................................................                $       27.15
                                                                                                                      =============

NET ASSETS CONSIST OF
      Paid-in capital ................................................................................                $ 142,136,295
      Accumulated net realized loss on investments ...................................................                     (575,686)
      Net unrealized depreciation on investments .....................................................                   (2,878,441)
                                                                                                                      -------------
                                                                                                                      $ 138,682,168
                                                                                                                      =============














See accompanying notes to financial statements

                                                                 44

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest ....................................................................................               $    459,594
           Dividends ...................................................................................                    575,295
           Miscellaneous ...............................................................................                      3,175
                                                                                                                       ------------

               Total income ............................................................................                  1,038,064
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                    924,890
           Fund administration fees (note 2) ...........................................................                    151,234
           Custody fees ................................................................................                     22,468
           Registration and filing administration fees (note 2) ........................................                      8,149
           Fund accounting fees (note 2) ...............................................................                     29,513
           Audit fees ..................................................................................                     11,001
           Legal fees ..................................................................................                      9,154
           Securities pricing fees .....................................................................                      4,316
           Shareholder recordkeeping fees ..............................................................                     12,000
           Shareholder servicing expenses ..............................................................                      6,509
           Registration and filing expenses ............................................................                     44,791
           Printing expenses ...........................................................................                     10,666
           Trustee fees and meeting expenses ...........................................................                      4,000
           Other operating expenses ....................................................................                      8,503
                                                                                                                       ------------

               Total expenses ..........................................................................                  1,247,194
                                                                                                                       ------------

                    Net investment loss ................................................................                   (209,130)
                                                                                                                       ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ...................................................                    212,134
      Decrease in unrealized appreciation on investments ...............................................                (19,699,907)
                                                                                                                       ------------

           Net realized and unrealized loss on investments .............................................                (19,487,773)
                                                                                                                       ------------

               Net decrease in net assets resulting from operations ....................................               $(19,696,903)
                                                                                                                       ============









See accompanying notes to financial statements


                                                                 45

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2001                  2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .............................................................       $   (209,130)         $   (329,472)
         Net realized gain from investment transactions ..................................            212,134             4,978,403
         (Decrease) increase in unrealized appreciation on investments ...................        (19,699,907)           15,894,471
                                                                                                 ------------          ------------

              Net (decrease) increase in net assets resulting from operations ............        (19,696,903)           20,543,402
                                                                                                 ------------          ------------


     Distributions to shareholders from
         Net realized gain from investment transactions ..................................         (3,819,069)           (3,150,167)
                                                                                                 ------------          ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ............        101,178,507            19,548,813
                                                                                                 ------------          ------------

                     Total increase in net assets ........................................         77,662,535            36,942,048

NET ASSETS

     Beginning of year ...................................................................         61,019,633            24,077,585
                                                                                                 ------------          ------------

     End of year .........................................................................       $138,682,168          $ 61,019,633
                                                                                                 ============          ============


(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2001                              March 31, 2000

                                                        Shares                Value                 Shares                Value
                                                     -------------------------------------------------------------------------------

Shares sold ......................................      3,842,321          $119,213,086               938,827          $ 27,362,789

Shares issued for reinvestment of distributions ..        119,386             3,654,372                89,749             2,538,093
                                                     ------------          ------------          ------------          ------------

                                                        3,961,707           122,867,458             1,028,576            29,900,882

Shares redeemed ..................................       (735,875)          (21,688,951)             (382,550)          (10,352,069)
                                                     ------------          ------------          ------------          ------------

     Net increase ................................      3,225,832          $101,178,507               646,026          $ 19,548,813
                                                     ============          ============          ============          ============





See accompanying notes to financial statements


                                                                 46

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............     $      32.43    $      19.48    $      21.02    $      15.01    $      15.13

     (Loss) income from investment operations
        Net investment loss .....................            (0.04)          (0.18)          (0.12)          (0.11)          (0.03)
        Net realized and unrealized (loss) gain
            on investments ......................            (3.43)          15.25           (1.19)           6.36            0.27
                                                      ------------    ------------    ------------    ------------    ------------

            Total from investment operations ....            (3.47)          15.07           (1.31)           6.25            0.24
                                                      ------------    ------------    ------------    ------------    ------------

     Distributions to shareholders from
        Net realized gain from investment transactions       (1.81)          (2.12)          (0.23)          (0.24)          (0.36)
                                                      ------------    ------------    ------------    ------------    ------------

Net asset value, end of year ....................     $      27.15    $      32.43    $      19.48    $      21.02    $      15.01
                                                      ============    ============    ============    ============    ============

Total return ....................................           (11.29)%         78.85 %         (6.27)%         41.84 %          1.56 %
                                                      ============    ============    ============    ============    ============

Ratios/supplemental data
     Net assets, end of year ....................     $138,682,168    $ 61,019,633    $ 24,077,585    $ 11,565,944    $  6,518,687
                                                      ============    ============    ============    ============    ============

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         1.35 %          1.48 %          1.85 %          2.05 %          2.70 %
        After expense reimbursements and waived fees          1.35 %          1.43 %          1.50 %          1.50 %          1.50 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (0.23)%         (0.99)%         (1.33)%         (1.23)%         (1.50)%
        After expense reimbursements and waived fees         (0.23)%         (0.94)%         (0.98)%         (0.68)%         (0.30)%

     Portfolio turnover rate ....................             7.57 %         28.26 %         29.45 %         11.64 %         13.39 %


See accompanying notes to financial statements

                                                                 47

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was re-designated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $209,130 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $96,245,467 and $6,044,699, respectively, for the year ended March 31, 2001.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $1.81 per share in distributions for the year ended March 31, 2001, including $1.60 that is classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

International Equity Fund

Performance

Although Brown Capital Management (BCM) would never be happy with a negative return in your mutual fund, we are thankful for the International Equity Fund's relative outperformance, having muscled a much lesser (15.7%) for over the past year. In fact for the 12-month period ending March 31, 2001, the BCM International Equity Fund ranks in the Top 15% for the Lipper category (114 out of 763 funds) of international mutual funds. Our GARP (Growth at a Reasonable Price) approach of selecting stocks is diligently being applied in order to provide us with this achievement. This bottom-up approach leads us to considerable geographical diversity: 59% weighting in Europe, a 19% position in developed Asia, and a reasonable 10.99% weighting in the emerging markets.

------------------------------------------------------------------
                                                      Since
period ended 3/31/01               YTD     1 Year   Inception
                                   ---     ------   ---------
BCM International Equity Fund    -10.99%   -15.67%    -0.01%
MSCI EAFE                        -14.00    -26.80     -8.20
MSCI All-Country World ex US     -13.50    -28.10     -8.10
Lipper International Fund Index  -13.10    -26.30      N/A
fund inception date 5/28/99
------------------------------------------------------------------


Benchmark Insights

For the past 12 months, virtually all of the world's overseas market joined the US in providing some extremely unfavorable investment returns. While the S&P 500 index was registering a (22.6%) loss for the past year, the MSCI All Country World (ex US) index was posting an even worse (28.1%) decline. The overseas markets would have come very close to equaling the US return if it was not for a precipitous (35.3%) drop in the Japanese market.

Portfolio Review

With such a change in the markets, I am frequently reminded of Spencer Johnson's best seller, "Who Moved My Cheese?" When the author first asked this seemingly simple question in his #1 New York Times bestseller back in 1998, many people aptly applied the book's message of anticipating, embracing and enjoying change to their own individual workplace environments or personal lives. As we take a rearview mirror look at the recent disconcerting circumstances of equity markets worldwide, we can surmise that few investors applied this same message to the overall marketplace. Just as investors became comfortable with the raging bull market, the masses came to expect that their cheese was never going to move, that there would always be a copious amount for all of us to eat, and that the cheese was never going to spoil. Like any piece of cheese that begins to turn stale, there was some mold that was readily apparent - higher energy prices, tightening monetary policies, and perhaps most importantly, an inefficient allocation of excess capital, particularly to the worldwide technology sector. For some of us, we just ignored the mold, ate around it, and continued to relish in the rest of the hardening cheese, neglecting signs that the rest of the dairy matter was about to spoil too. For others of us, we migrated off, perhaps prematurely in some instances, to find ourselves some new zesty healthy cheese.

This kind of environment is where Brown Capital Management (BCM) excels. Our fundamental analysis GARP approach has been smelling the cheese for 18 years now and we know how to determine when it is getting old. We are welcoming the latest change, savoring the adventure, and enjoying the taste of new cheese. At BCM our team of portfolio managers/analysts is always busy proactively adjusting to the ever-changing marketplace which today is dramatically different than what it was a year ago. Currently, there is a significant slowdown in the global economy underway and the US may very well be in a recession. There are a number of well-chronicled reasons as to why this is the current state of our economies worldwide, but one thing is certain - all markets have suffered a rather large downward revision of future corporate profit expectations. This in turn has caused stock prices to fall to reflect more realistic rates of profit growth. And as is commonly the case, falling stock prices have caused emotional selling, and a flight to quality as practically all investors worldwide have moved money from equities into bonds.

Any prolonged weakness in the gorilla US economy affects international economies, especially those that are highly dependent on exporting goods and services to the US, such as Asia and Latin America. Japan, once again, has stumbled at the first sign of trouble elsewhere in the world, especially since the country continues to suffer weak domestic demand. This has forced the country to reverse its much criticized rate increase of last year and effectively adopt a zero rate interest rate policy. The people of Japan have also recently elected a new Prime Minister who is expected to impose much needed reform to the country. Even with these necessary changes, any optimist in purchasing Japanese securities has to grapple with two characteristics of this market: little-to-no growth companies and high valuation ratios. BCM's GARP investment philosophy approach first looks for profitable growth companies. Corporate Japan's return on equity for its companies has gone from 10% in 1981 to 3% this past year. The operating margin for this same set of companies has gone from 4.5% to 1.8% in the same 20-year time frame. Even if one can find profitable growing companies in Japan, it is difficult to overlook some of the most expensive valuation ratios worldwide that show the Nikkei 225 Index (Japan's most commonly accepted index) trading at 82x forward earnings estimates. This compares to 22x earnings for the Bloomberg European Index and 23x earnings for the S&P 500 Index. Since its inception, the International Equity Fund has been noticeably underweighted in Japanese securities, and no change is anticipated in this bottom-up stock selection result within the near future.

Other economies in Asia are struggling with the US slowdown too. Korean growth is expected to halve this year, while Hong Kong will be even harder hit. Taiwan is receiving a double whammy given its exposure to technology as well. The only good news is that China looks set to at least hit 7% economic growth this year, as strong domestic demand offsets the blow from trade. Within the past year, due to the overall weakness in the global technology sector, we have been fortunate enough to purchase Asiainfo Holdings, a quality China-based Internet services and software provider in this country of 1.3 billion people.

Although it is still influenced by a slowdown in the US economy, Europe's dependence on the US economy has declined. As a result, downward revisions of economic forecasts for European countries and their underlying equity markets have been less severe than other parts of the world. For the first time in several years, Europe's economies are actually stronger than the US, despite much criticism for its reluctance to lower interest rates. The region has seen its fair share of profit warnings, but we concur with the European Central Bank in believing that the euro-states will continue to have satisfactory economic fundamentals despite the weak performance of the region's stock markets.

Outlook

The outlook for the rest of this year is moderately positive given the correction experienced in the last 12 months. The overall weakness though has provided us an extraordinary opportunity to purchase some first-rate quality market leaders that heretofore were never within our international valuation ranges. Over the course of the last three months alone, the International Equity Fund has purchased stock in: Finland's Nokia, the #1 leader in cellular handsets and infrastructure, and Canada's Nortel Networks, the leading optical & wireless telecommunications systems provider representing 1.9% and 0.8% of the portfolio's net assets as of March 31, 2001, respectively. These are good examples of the kinds of GARP strategy ideas that present themselves when investors are willing to be patient and cautious.

While we await the verdict on whether or not the global economic slowdown is just a soft landing or an unexpected hard crash, it is important to purchase securities with a long-term focus that can transcend short-term economic weakness. We do not know whether or not we are headed into a major recession, but we do know that if the market is going to continue to be characterized by continued volatility and emotional trading, superior stock selection will be the key in delivering above average returns across all markets. As a long-term investor, we believe our GARP investment approach will always help us find new cheese for our clients.

Your fund will soon celebrate its second anniversary. While many interpret this to mean that your fund is one year away from a noteworthy three year track record and performance milestone, we remain confident that as an International GARP manager we are positioned like few other products in this asset class. We believe that our approach provides you the opportunity to diversify internationally the way mutual funds helped investors diversify domestically over the past decade. We very much appreciate the courage and conviction of current investors and look forward to growing with you. Thank you for your trust and confidence.

Sincerely,

Brown Capital Management International Team


/s/ Eddie Ramos

Eddie Ramos
Vice President

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                     Performance Update - $10,000 Investment

                For the period from May 28, 1999 (Commencement of
                          Operations) to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
         The Brown Capital Management    MSCI All Country         MSCI EAFE
          International Equity Fund     World EX USA Index   International Index
--------------------------------------------------------------------------------
 5/28/99          $10,000                    $10,000              $10,000
 6/30/99           10,040                     10,478               10,382
 9/30/99            9,840                     10,776               10,800
12/31/99           11,245                     12,698               12,597
 3/31/00           11,856                     12,792               12,547
 6/30/00           11,716                     12,219               12,014
 9/30/00           11,315                     11,169               11,011
12/31/00           11,233                     10,631               10,681
 3/31/01            9,998                      9,201                9,182


This graph depicts the performance of The Brown Capital Management International Equity Fund versus the MSCI All Country World EX USA Index and the MSCI EAFE International Index. It is important to note that The Brown Capital Management International Equity Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

                     --------------- ----------------------
                                         Since 5/28/99
                        One Year       (Commencement of
                                          Operations)
                     --------------- ----------------------
                         (15.67)%           (0.01)%
                     --------------- ----------------------


>>   The  graph  assumes  an  initial   $10,000   investment  at  May  28,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2001, the value of The Brown Capital Management International Equity Fund would have decreased to $9,998 - a cumulative total investment return of (0.02)% since May 28, 1999.

>> At March 31, 2001, the value of a similar investment in the MSCI All Country World EX USA Index would have decreased to $9,201 - a cumulative total investment return of (7.99)%; and a similar investment in the MSCI EAFE International Index would have decreased to $9,182 - a cumulative total investment return of (8.18)% since May 28, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in The Brown Capital Management International Equity Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.22%

      Australian Equities - 4.32%
           Goodman Fielder Limited ...............................................                   61,000               $   39,393
           National Australia Bank Limited .......................................                    2,900                   40,272
           Westpac Banking Corporation Limited ...................................                    6,000                   36,853
                                                                                                                          ----------
                                                                                                                             116,518
                                                                                                                          ----------
      Austrian Equity - 1.48%
           OMV AG ................................................................                      510                   39,840
                                                                                                                          ----------

      Belgium Equity - 1.64%
           Dexia .................................................................                      302                   44,294
                                                                                                                          ----------

      Bermuda Equities - 1.82%
           Ace Limited ...........................................................                      650                   24,018
           XL Capital Ltd. - Class A .............................................                      330                   25,103
                                                                                                                          ----------
                                                                                                                              49,121
                                                                                                                          ----------
      Brazilian Equities - 2.46%
        (a)America Online Latin America, Inc. ....................................                   10,700                   50,156
        (a)Petroleo Brasileiro S.A. - ADR ........................................                      750                   16,275
                                                                                                                          ----------
                                                                                                                              66,431
                                                                                                                          ----------
      British Equities - 11.89%
           Amvescap Plc ..........................................................                    4,000                   57,196
           Enterprise Oil plc ....................................................                    2,700                   21,635
           J Sainsbury plc .......................................................                    4,449                   24,250
           Man Group plc .........................................................                    5,000                   58,931
           Morgan Crucible Company plc ...........................................                    6,500                   25,997
           Rolls-Royce plc .......................................................                   16,000                   49,495
        (a)Shire Pharmaceuticals Group PLC .......................................                    3,200                   49,764
           United Business Media plc .............................................                    3,700                   33,682
                                                                                                                          ----------
                                                                                                                             320,950
                                                                                                                          ----------
      Canadian Equities - 5.66%
           Noranda, Inc. .........................................................                    2,900                   29,254
           Nortel Networks Corporation ...........................................                    1,600                   22,480
           Royal Bank of Canada ..................................................                    1,600                   48,064
           The Toronto-Dominion Bank .............................................                      400                   10,067
           The Toronto-Dominion Bank .............................................                    1,700                   42,840
                                                                                                                          ----------
                                                                                                                             152,705
                                                                                                                          ----------
      Chinese Equity - 0.72%
        (a)AsiaInfo Holdings, Inc. ...............................................                    1,600                   19,400
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                                 56

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Danish Equity - 2.33%
        (a)Danske Bank ...............................................................                  4,000             $   63,052
                                                                                                                          ----------

      Finnish Equity - 1.87%
           Nokia Oyj .................................................................                  2,100                 50,400
                                                                                                                          ----------

      French Equities - 5.71%
           Alcatel ...................................................................                    500                 15,031
           Alstom ....................................................................                  2,000                 54,683
           Aventis S. A ..............................................................                    400                 30,861
           Pechiney SA ...............................................................                    800                 34,365
           Scor ......................................................................                    450                 19,117
                                                                                                                          ----------
                                                                                                                             154,057
                                                                                                                          ----------
      German Equities - 5.53%
           Adidas-Salomon AG .........................................................                    800                 43,184
           ProSieben Sat.1 Media AG ..................................................                  1,640                 29,221
           Rhoen-Klinikum AG .........................................................                  1,400                 76,802
                                                                                                                          ----------
                                                                                                                             149,207
                                                                                                                          ----------
      Hong Kong Equities - 1.90%
           Esprit Holdings Limited ...................................................                 46,000                 51,310
                                                                                                                          ----------

      Hungarian Equity - 0.86%
           Magyar Tavkozlesi Rt - ADR ................................................                  1,600                 23,280
                                                                                                                          ----------

      Indian Equity - 0.85%
        (a)Videsh Sanchar Nigam Ltd. - ADR ...........................................                  1,950                 23,108
                                                                                                                          ----------

      Isralian Equity - 1.91%
        (a)Partner Communications Company Ltd. - ADR .................................                  3,100                 13,369
           Teva Pharmaceutical Industries Ltd. - ADR .................................                    700                 38,238
                                                                                                                          ----------
                                                                                                                              51,607
                                                                                                                          ----------
      Japanese Equities - 9.86%
           Autobacs Seven Co., Ltd. ..................................................                  1,400                 31,173
           Coca-Cola West Japan Company Limited ......................................                  2,800                 59,461
           Daito Trust Construction Co., Ltd. ........................................                  3,400                 51,727
           Futaba Corporation ........................................................                  1,600                 45,008
        (a)House Foods Corporation ...................................................                  4,000                 43,487
        (a)Ono Pharmaceutical Co., Ltd. ..............................................                  1,000                 35,261
                                                                                                                          ----------
                                                                                                                             266,117
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                                 57

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Korean Equity - 0.69%
        (a)Korea Telecom Corporation - ADR .............................................                   800            $   18,576
                                                                                                                          ----------

      Luxembourg Equity - 2.08%
           Societe Europeene des Satellites ............................................                   400                56,175
                                                                                                                          ----------

      Mexican Equities - 3.85%
           Cemex S.A. de C.V ...........................................................                 7,400                31,754
           Fomento Economico Mexicano, S.A. de C.V. - ADR ..............................                   800                28,408
        (a)Wal-Mart de Mexico SA de CV .................................................                18,700                43,679
                                                                                                                          ----------
                                                                                                                             103,841
                                                                                                                          ----------
      Netherlands Equities - 9.40%
           ABN AMRO Holding NV .........................................................                 1,716                31,222
           Akzo Nobel N.V ..............................................................                 1,300                53,584
           Buhrmann NV .................................................................                 1,500                38,444
           DSM NV ......................................................................                 1,200                41,710
        (a)Fox Kids Europe NV ..........................................................                 3,200                28,087
           Koninklijke (Royal) Philips Electronics N.V .................................                   876                23,913
           Vedior NV ...................................................................                 3,200                36,795
                                                                                                                          ----------
                                                                                                                             253,755
                                                                                                                          ----------
      New Zealand Equity - 1.32%
           Telecom Corporation of New Zealand Limited ..................................                15,300                35,599
                                                                                                                          ----------

      Norwegian Equity - 1.42%
           Storebrand ASA ..............................................................                 6,500                38,267
                                                                                                                          ----------

      Portugal Equity - 1.48%
           Portugal Telecom SA - rights attached .......................................                 4,700                40,016
                                                                                                                          ----------

      Singapore Equity - 0.95%
        (a)Creative Technology Limited .................................................                 1,400                13,500
        (a)ST Assembly Test Services Limited ...........................................                 1,300                12,025
                                                                                                                          ----------
                                                                                                                              25,525
                                                                                                                          ----------
      Spanish Equities - 7.70%
           Endesa S.A ..................................................................                 2,700                44,364
           Repsol YPF, S.A .............................................................                 3,100                54,610
        (a)Telefonica, S.A .............................................................                   897                42,946
           Telefonica Publicidad e Informacion, S.A ....................................                 5,200                23,962
           Union Electrica Fenosa, S.A .................................................                 2,300                41,870
                                                                                                                          ----------
                                                                                                                             207,752
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                                 58

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Swedish Equities - 1.94%
           Holmen AB - B Shares .......................................................                1,200              $  20,743
           Nordea AB ..................................................................                2,540                 15,388
           Nordea AB ..................................................................                2,700                 16,335
                                                                                                                          ----------
                                                                                                                             52,466
                                                                                                                          ----------
      Swiss Equities - 4.58%
        (a)ABB Ltd. ...................................................................                  628                 45,434
        (a)Distefora Holding AG .......................................................                  316                 31,208
           Gretag Imaging Group .......................................................                  200                  5,311
           Swisscom AG ................................................................                  155                 34,709
           Zurich Financial Services AG ...............................................                   21                  6,873
                                                                                                                          ----------
                                                                                                                            123,535
                                                                                                                          ----------

           Total Common Stocks (Cost $2,815,381) ...........................................................               2,596,904
                                                                                                                          ----------

INVESTMENT COMPANY - 3.78%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares (Cost $102,145) ...................              102,145                 102,145
                                                                                                                          ----------

Total Value of Investments (Cost $2,917,526 (b)) ......................................               100.00 %           $2,699,049
Liabilities in Excess of Other Assets .................................................                (0.00)%                   (4)
                                                                                                      ------             ----------
      Net Assets ......................................................................               100.00 %           $2,699,045
                                                                                                      ======             ==========

      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation .........................................................................             $  189,037
           Unrealized depreciation .........................................................................               (407,514)
                                                                                                                         ----------

                      Net unrealized depreciation ..........................................................             $ (218,477)
                                                                                                                         ==========

      The following acronyms and abbreviations are used in this portfolio:

           AB - Aktiebolag (Swedish)                    NV - Naamloze Vennootschap (Dutch)
           ADR - American Depository Receipt            PLC - Public Limited Company (British)
           AG - Aktiengesellschaft (German)             SA - Socieded Anonima (Spanish)
           GDR - Global Depository Receipt              SA - Societe Anonyme (French)


See accompanying notes to financial statements

                                                                 59

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001



ASSETS
      Cash ..................................................................................................           $    16,330
      Investments, at value (cost $2,917,526) ...............................................................             2,699,049
      Income receivable (cost $3,782) .......................................................................                 3,750
                                                                                                                        -----------

            Total assets ....................................................................................             2,719,129
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ......................................................................................                19,996
      Other liabilities .....................................................................................                    88
                                                                                                                        -----------

            Total liabilities ...............................................................................                20,084
                                                                                                                        -----------

NET ASSETS
      (applicable to 277,933 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...............................................           $ 2,699,045
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($2,699,045 / 277,933 shares) .........................................................................           $      9.71
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .......................................................................................           $ 2,984,458
      Accumulated net investment loss .......................................................................                (1,028)
      Accumulated net realized loss on investments and foreign currency transactions ........................               (65,876)
      Net unrealized depreciation on investments and translation of assets
            and liabilities in foreign currencies ...........................................................              (218,509)
                                                                                                                        -----------
                                                                                                                        $ 2,699,045
                                                                                                                        ===========














See accompanying notes to financial statements


                                                                 60

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001



NET INVESTMENT INCOME

      Income
            Dividends (net of withholding taxes of $4,483) ...............................................                $  57,039
                                                                                                                          ---------

      Expenses
            Investment advisory fees (note 2) ............................................................                   24,758
            Fund administration fees (note 2) ............................................................                    4,333
            Custody fees .................................................................................                    7,000
            Registration and filing administration fees (note 2) .........................................                    1,438
            Fund accounting fees (note 2) ................................................................                   25,099
            Audit fees ...................................................................................                   15,001
            Legal fees ...................................................................................                   13,937
            Securities pricing fees ......................................................................                   13,412
            Shareholder recordkeeping fees ...............................................................                   12,000
            Other accounting fees (note 2) ...............................................................                   19,667
            Shareholder servicing expenses ...............................................................                    2,297
            Registration and filing expenses .............................................................                    6,986
            Printing expenses ............................................................................                    1,629
            Trustee fees and meeting expenses ............................................................                    3,880
            Other operating expenses .....................................................................                    3,500
                                                                                                                          ---------

                Total expenses ...........................................................................                  154,937
                                                                                                                          ---------

                Less:
                     Expense reimbursements (note 2) .....................................................                  (80,634)
                     Investment advisory fees waived (note 2) ............................................                  (24,758)
                                                                                                                          ---------

                Net expenses .............................................................................                   49,545
                                                                                                                          ---------

                     Net investment income ...............................................................                    7,494
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment and foreign currency transactions ................................                  (69,087)
      Decrease in unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies ........................................................                 (421,631)
                                                                                                                          ---------


            Net realized and unrealized loss on investments ..............................................                 (490,718)
                                                                                                                          ---------


                Net decrease in net assets resulting from operations .....................................                $(483,224)
                                                                                                                          =========




See accompanying notes to financial statements


                                                                 61

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended          Period ended
                                                                                                    March 31,            March 31,
                                                                                                      2001               2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
         Net investment income .............................................................       $     7,494          $     1,339
         Net realized (loss) gain from investment transactions .............................           (69,087)              45,215
         (Decrease) increase in unrealized appreciation on investments
             and translation of assets and liablities in foreign currencies ................          (421,631)             203,122
                                                                                                   -----------          -----------

             Net (decrease) increase in net assets resulting from operations ...............          (483,224)             249,676
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income .............................................................            (5,143)              (1,339)
         Net realized gain from investment transactions ....................................           (44,714)                   0
         Tax distribution in excess of net investment income ...............................                 0                 (669)
                                                                                                   -----------          -----------

             Decrease in net assets resulting from distributions ...........................           (49,857)              (2,008)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (b) ..............         1,584,589            1,399,869
                                                                                                   -----------          -----------

                   Total increase in net assets ............................................         1,051,508            1,647,537

NET ASSETS
     Beginning of period ...................................................................         1,647,537                    0
                                                                                                   -----------          -----------

     End of period .........................................................................       $ 2,699,045          $ 1,647,537
                                                                                                   ===========          ===========



(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                               Period ended
                                                                   March 31, 2001                          March 31, 2000 (a)
                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................     142,306          $ 1,621,001              139,161          $ 1,398,376

Shares issued for reinvestment of distributions ........       4,427               49,574                  179                2,008
                                                         -----------          -----------          -----------          -----------

                                                             146,733            1,670,575              139,340            1,400,384

Shares redeemed ........................................      (8,088)             (85,986)                 (52)                (515)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     138,645          $ 1,584,589              139,288          $ 1,399,869
                                                         ===========          ===========          ===========          ===========


See accompanying notes to financial statements

                                                                 62

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended             Period ended
                                                                                              March 31,               March 31,
                                                                                                2001                  2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................................              $     11.83            $     10.00

      (Loss) income from investment operations
           Net investment income ..............................................                     0.03                   0.02
           Net realized and unrealized (loss) gain on investments and translation of
                 assets and liabilities in foreign currencies .................                    (1.83)                  1.83
                                                                                             -----------            -----------

                 Total from investment operations .............................                    (1.80)                  1.85
                                                                                             -----------            -----------

      Distributions to shareholders from
           Net investment income ..............................................                    (0.02)                 (0.02)
           Net realized gain from investment transactions .....................                    (0.30)                  0.00
                                                                                             -----------            -----------

                 Total distributions ..........................................                    (0.32)                 (0.02)
                                                                                             -----------            -----------

Net asset value, end of period ................................................              $      9.71            $     11.83
                                                                                             ===========            ===========

Total return ..................................................................                   (15.67)%                18.56 %
                                                                                             ===========            ===========

Ratios/supplemental data

      Net assets, end of period ...............................................              $ 2,699,045            $ 1,647,537
                                                                                             ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......................                     6.26 %                 9.23 %(b)
           After expense reimbursements and waived fees .......................                     2.00 %                 2.00 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......................                    (3.95)%                (7.11)%(b)
           After expense reimbursements and waived fees .......................                     0.30 %                 0.12 %(b)

      Portfolio turnover rate .................................................                    14.85 %                23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) Annualized.






See accompanying notes to financial statements


                                                                 63

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management International Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.


              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    The Fund has a capital loss carryforward for federal income tax purposes of $38,628 of which expires in the year 2009. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforward has been offset or expires.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund will made a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

                    The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

                    Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


 NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $24,758 ($0.11 per share) and has voluntarily agreed to reimburse $80,634 of the Fund's operating expenses for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also received a monthly fee of $2,000 for accounting and recordkeeping services through November 2000. Beginning December 1, 2000, this fee was increased to $2,250 per month with an additional charge of 0.01% of annual average net assets paid monthly. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $1,850,238 and $337,262, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:             For Investment Advisor Inquiries:

Documented:                                    Documented:

NC Shareholder Services                        Brown Capital Management
116 South Franklin Street                      1201 North Calvert Street
Post Office Drawer 4365                        Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                           Toll-Free Telephone:

1-800-773-3863                                 1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                              World Wide Web @:

ncfunds.com                                    browncapital.com












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